LOAN AGREEMENT

Lender:                      KGE Group Limited

Borrower:                  China Architectural Engineering, Inc.

Date:                      June 17, 2009

           WHEREAS, Lender is the principal shareholder of China Architectural Engineering, Inc. (“Borrower”), a Delaware company;

           WHEREAS, Lender desires to provide, and Borrower desires to receive, additional operating capital to the Borrower and its subsidiaries (collectively, the “CAE Group”) on an interest-free basis;

NOW, THEREFORE, pursuant to mutual consultations, the Parties agree as follows:

1.           TYPE OF LOAN: Shareholder's free interest loan.

2.           AMOUNT OF LOAN: $2,800,000 (the “Loan”)

3.           INTEREST AND FEES:  The Loan shall be interest-free, fee-free, and penalty-free.

4.            TERM: Borrower may repay the Loan at any time, without penalty, at the discretion of the Board of Directors of CAE; provided, that, however, that the Loan shall be repaid in full no later than two (2) years from the date of this Agreement.

5.           LAWS APPLICABLE: The relevant rules and laws of the Hong Kong shall govern this Agreement.

6.           MISCELLANEOUS: This Agreement shall become effective upon the date it is signed by the Parties. This Agreement shall be made in duplicate and each party shall retain one copy.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Lender:	KGE Group Limited

	By:	/s/ [ILLEGIBLE]
Name:
Title:

Borrower:	China Architectural Engineering, Inc.

	By:	/s/ Luo Ken Yi
Name:
Title: